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                                                                    EXHIBIT 10.2

                               CONTINUING GUARANTY

     THIS GUARANTY (this "Guaranty") is made and entered into as of the 29th day of September, 2006 by Pat LaVecchia, Sean D. McDevitt and Philip B. Harris (each a "Guarantor", and together, the "Guarantors") in favor of I-Flow Corporation, a Delaware corporation ("Seller").

                                    RECITALS

     A. WHEREAS, Seller and HAPC, Inc. a Delaware corporation (the "Buyer") desire to enter into the Stock Purchase Agreement dated as of September 29, 2006 (the "SPA"; terms defined in the SPA and not otherwise defined herein are used herein as therein defined ) among the Seller, Buyer, InfuSystem, Inc., a California corporation and Iceland Acquisition Subsidiary, Inc, a California corporation.

     B. WHEREAS, it is a condition precedent to the Closing that the Guarantors deliver this Guaranty.

     NOW, THEREFORE, in consideration of the above Recitals, which are incorporated into the Agreement below by reference as if fully set forth therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, Guarantors agree with Seller as follows:

                                    ARTICLE I
                                   AGREEMENTS

     SECTION 1.1 GUARANTY. Guarantors, jointly and severally, unconditionally guarantee the full and prompt payment to Seller when due of the Termination Fee (the "Guaranteed Obligations").

     SECTION 1.2 CONTINUING GUARANTY. This Guaranty is given by the Guarantors and each of them, without regard to any other guaranty by the other signers hereof, or otherwise, and each Guarantor agrees that it shall continue in full force and effect notwithstanding the death or release of, or the extension of time to, any of the other Guarantors. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to: (a) the legality, validity or enforceability of the Guaranteed Obligations or any agreement, instrument or lien evidencing, guaranteeing or securing the Guaranteed Obligations; (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Buyer or any other Guarantor against, and any right of setoff at any time held by, the Seller; or (c) any other circumstance whatsoever (with or without notice to or knowledge of Guarantors), whether or not similar to the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Buyer or any other Guarantor, in bankruptcy or in any other instance.

     SECTION 1.3 OBLIGATIONS JOINT AND SEVERAL. The obligations of the Guarantors hereunder are joint and several, and independent of the obligations of the Buyer, and a separate

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action or actions may be brought and prosecuted against any or all of the
Guarantors whether action is brought against the Buyer or any other Guarantor or whether the Buyer or any other Guarantor be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof.

     SECTION 1.4 AUTHORIZATION. The Guarantors hereby authorize the Seller, without notice to or further assent by the Guarantors, and without affecting the Guarantors' liability hereunder (regardless of whether any subrogation or similar right that the Guarantors may have or any other right or remedy of the Guarantors is extinguished or impaired), from time to time to: (a) terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Guaranteed Obligations or any part thereof, or otherwise amend the terms and conditions of the SPA, or any provision thereof (provided that the amount of the Termination Fee or the terms under which it becomes payable may not be amended without the prior written consent of the Guarantors);
(b) take and hold collateral from the Buyer or any other Person, perfect or refrain from perfecting a lien on such collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such collateral or lien or any part thereof; (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of the Seller against the Buyer or any other obligor in respect of any Guaranteed Obligations or any collateral securing the Guaranteed Obligations; (d) release, add or settle with any obligor (including any Guarantor) in respect of this Guaranty; (e) accept partial payments on the Guaranteed Obligations and apply any and all payments or recoveries from any obligor (including any Guarantor) or collateral to such of the Guaranteed Obligations as the Seller may elect in its sole discretion; and (f) refund at any time, at the Seller's sole discretion, any payments or recoveries received by the Seller in respect of any Guaranteed Obligations.

     SECTION 1.5 CERTAIN WAIVERS. The Guarantors waive: (a) the right to require the Seller to proceed against the Buyer or any other obligor, to proceed against or exhaust any collateral or to pursue any other remedy in the Seller's power whatsoever and the right to have the property of the Buyer or any other obligor first applied to the discharge of the Guaranteed Obligations; (b) all rights and benefits under applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal; (c) the benefit of any statute of limitations affecting the Guaranteed Obligations or the Guarantors' liability hereunder; (d) any requirement of marshalling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by the Seller, even though that election of remedies, such as nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the Buyer; (e) any right to assert against the Seller any defense (legal or equitable), set-off, counterclaim and other right that the Guarantors may now or at any time hereafter have against the Buyer or any other obligor; (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Guaranty, and all other notices of any kind, including (i) notice of the existence, creation or incurrence of new or

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additional Guaranteed Obligations, (ii) notice of any action taken or omitted by the Seller in reliance hereon, (iii) notice of any default by any obligor, (iv) notice that any portion of the Guaranteed Obligations is due, (iv) notice of any action against any obligor, or any enforcement of other action with respect to any collateral, or the assertion of any right of the Seller hereunder; (g) any rights, defenses and other benefits the Guarantors may have by reason of any failure of the Seller to hold a commercially reasonable public or private foreclosure sale or otherwise to comply with applicable law in connection with a disposition of collateral; and (h) all defenses that at any time may be available to the Guarantors by virtue of any valuation, stay, moratorium or other law now or hereafter in effect and ALL RIGHTS AND DEFENSES THAT ARE OR MAY BECOME AVAILABLE TO THE GUARANTOR BY REASON OF APPLICABLE LAW. For the avoidance of doubt, nothing herein shall obligate the Guarantors to make any payment which is illegal for the Guarantors to have made under any law, regulation or order now or hereafter in effect in any jurisdiction applicable to the Guarantors. Notwithstanding anything herein to the contrary, nothing herein shall restrict the Guarantors' right to contest whether the termination fee is due under the terms of the SPA.

     SECTION 1.6 SUBROGATION; CERTAIN AGREEMENTS.

     (a) THE GUARANTORS WAIVE ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY OR REIMBURSEMENT, ANY AND ALL BENEFITS OF AND RIGHTS TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT THE SELLER MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE GUARANTEED OBLIGATIONS AGAINST THE BUYER OR ANY OTHER OBLIGOR, ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, WHETHER REAL OR PERSONAL PROPERTY, NOW OR HEREAFTER HELD BY THE SELLER, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY CODE) THE GUARANTORS MAY HAVE AGAINST THE BUYER OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT HEREUNDER, UNLESS AND UNTIL THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN PAID IN FULL. Without limitation, the Guarantor shall exercise no voting rights, shall file no claim, and shall not participate or appear in any bankruptcy or insolvency case involving the Buyer with respect to the Guaranteed Obligations unless and until all the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Seller and shall forthwith be paid to the Seller to be held as collateral or credited and applied in accordance with the terms of the SPA upon the Guaranteed Obligations, whether matured, unmatured, absolute or contingent, in the discretion of the Seller.

     (b) The Guarantors assume the responsibility for being and keeping themselves informed of the financial condition of the Buyer and each other obligor and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations that diligent inquiry would reveal, and agrees that the Seller shall have no duty to advise the Guarantors of information regarding such condition or any such circumstances.

     SECTION 1.7 BANKRUPTCY NO DISCHARGE.

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     (a) This Guaranty shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Buyer or any other obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations in or as a result of any such proceeding, whether or not assented to by the Seller, (ii) any disallowance of all or any portion of the Seller's claim for repayment of the Guaranteed Obligations and (iii) any amendment, modification, stay or cure of the Seller's rights that may occur in any such proceeding. The Guarantors understand and acknowledge that by virtue of this Guaranty, each Guarantor has specifically assumed any and all risks of any such proceeding with respect to the Buyer and each other obligor.

     (b) Notwithstanding anything to the contrary herein contained, this Guaranty (and any lien on any collateral securing this Guaranty or the Guaranteed Obligations) shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Guaranteed Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Seller in connection with any bankruptcy, reorganization or similar proceeding involving the Buyer, any other obligor or otherwise, if the proceeds of any collateral are required to be returned by the Seller under any such circumstances, or if the Seller elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds had not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Guaranty shall have been cancelled or surrendered (or if any lien or collateral shall have been released or terminated in connection with such cancellation or surrender), this Guaranty (and such lien and collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Guarantors in respect of the amount of the affected payment or application of proceeds (or such lien or collateral).

     SECTION 1.8 SUBORDINATION. Effective if and at the time any Guaranteed Obligations become due and payable hereunder, the Guarantors hereby absolutely subordinate, both in right of payment and in time of payment, any and all present or future obligations and liabilities of the Buyer and each other obligor to the Guarantors ("Subordinated Debt"), to the prior payment in full in cash of the Guaranteed Obligations, whether or not such Subordinated Debt constitutes or arises out of any subrogation, reimbursement, contribution, indemnity or similar right attributable to this Guaranty. If, whether or not at the Seller's request, any Guarantor shall receive, after any Guaranteed Obligations become due and payable hereunder and prior to payment in full in cash of all Guaranteed Obligations, payment of any sum from the Buyer or any other obligor upon any Subordinated Debt, any such sum shall be received by such Guarantor as trustee for the Seller and shall forthwith be paid over to the Seller on account of the Guaranteed Obligations, without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.

     SECTION 1.9 EXPENSES. In addition to all sums payable hereunder, Guarantors agree to pay all costs and expenses (including reasonable attorneys' fees) incurred by Seller in connection with the enforcement of this Guaranty or any other documents relating to the Guaranteed Obligations, whether or not a suit is brought against Buyers or Guarantors.

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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Each Guarantor hereby acknowledges and warrants that he has derived or expects to derive a financial advantage from the transactions contemplated by the SPA and this Guaranty.

                                   ARTICLE III
                                  MISCELLANEOUS

     SECTION 3.1 GOVERNING LAW; FORUM; SERVICE OF PROCESS. This Guaranty shall be governed by the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of law principles of the State of New York. Each Guarantor irrevocably agrees that any legal action or proceeding arising out of or relating to this Guaranty may be determined in any New York state or federal court sitting in New York County, and each Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the aforesaid courts for itself and with respect to its property. Each Guarantor further agrees to accept service of process in any manner permitted by such courts

     SECTION 3.2 AMENDMENTS. No amendment of any provision of this Guaranty (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Seller and (except in the case of an unconditional waiver or consent) each Guarantor. Any waiver or consent relating to any provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in similar or other circumstances.

     SECTION 3.3 SUCCESSORS AND ASSIGNS. This Guaranty and each amendment hereof shall be binding upon and, subject to the next sentence, inure to the benefit of the Guarantor, the Seller and their respective heirs, personal representatives, executors, successors and assigns. The Guarantors shall not assign any of their rights or obligations hereunder without the prior written consent of the Seller. The benefit of this Guaranty shall automatically pass with any assignment of the Guaranteed Obligations (or any portion thereof), to the extent of such assignment.

     SECTION 3.4 CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Guaranty are cumulative and are not exclusive of any rights and remedies that may be available to the Seller under applicable law or otherwise. No failure or delay on the part of the Seller in the exercise of any power, right or remedy under this Guaranty shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

     SECTION 3.5 COUNTERPARTS. This Guaranty may be executed in counterparts, each of which shall be deemed and original, but all of which shall constitute one and the same instrument, and in making proof of this Guaranty it shall not be necessary to produce or account for more than one such counterpart.

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     IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty effective as of September 29, 2006

/s/ Pat LaVecchia
----------------------
Pat LaVecchia,

/s/ Sean D. McDevitt
----------------------
Sean D. McDevitt

/s/ Philip B. Harris
----------------------
Philip B. Harris